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                                                                      EXHIBIT 10


                      FIRST AMENDMENT TO AGREEMENT FOR THE
                        PURCHASE AND SALE OF REAL ESTATE


         This First Amendment To Agreement for the Purchase and Sale of Real Estate ("Amendment") dated this 9th day of August, 1995 by and between CAROLINA INVESTMENT PARTNERS, a North Carolina limited partnership, ADA CORPORATION OF NORTH CAROLINA, a North Carolina corporation (hereinafter collectively referred to as "Sellers"), and CHURCHILL & BANKS, LTD., a Rhode Island corporation (hereinafter referred to as "Purchaser").


                             W I T N E S S E T H :

         WHEREAS, Sellers and Purchaser entered into that certain Agreement for the Purchase and Sale of Real Estate ("Purchase Agreement") dated April 20, 1995, for the purchase and sale of approximately 17.169 acres of real property located in Cary, Wake County, North Carolina, as the same is more particularly described in the Purchase Agreement; and

         WHEREAS, Purchaser has requested and Seller has agreed to extend the Closing (as defined in the Purchase Agreement) and the date for payment of the Additional Deposit (as defined in the Purchase Agreement) upon the terms and conditions set forth hereinbelow.

         NOW, THEREFORE, for and in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Sellers agree as follows:

         1. The last sentence of Section 2.1, Purchase Price., is hereby deleted and replaced with the following provision:

         The sum of Seventy-Five Thousand ($75,000.00) Dollars (the "Additional Deposit") shall be deposited by Purchaser on the earlier of (a) October 9, 1995, or (b) five (5) days after execution of the lease agreement between Purchaser and Lowes Food Stores, Inc.; provided, however, that, if Purchaser and Lowes Food Stores, Inc. have not entered into a lease agreement by October 9, 1995, Purchaser shall have the right to extend the date upon which the Additional Deposit must be deposited for two (2) successive thirty (30) day periods (each said thirty (30) day period hereinafter referred to as an "Additional Deposit Extension Period") upon payment to Sellers of One Thousand ($1,000.00) Dollars per Additional Deposit Extension Period, which sum(s) will be nonrefundable and not applicable to the Purchase Price. Notwithstanding anything to the contrary contained herein, in the event that the Purchaser is unable to enter into a lease agreement with Lowes Food upon terms and conditions satisfactory to Purchaser, in Purchaser's sole discretion, prior to the expiration of the second Additional Deposit Extension Period, Purchaser may terminate this Agreement and all Deposits (excluding sums paid in accordance herewith for any Additional Deposit Extension Period) shall be promptly refunded to Purchaser.



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         2.      The first sentence of Section 3.1, Closing., is hereby deleted and replaced with the following provision:

         The conveyance of title, payment of the Purchase Price and performance of other specified obligations of the Parties to be performed at the closing (herein called the "Closing") shall occur on February 9, 1996; provided, however, that Purchaser shall have the right to extend the Closing for two (2) successive thirty (30) day periods (each said thirty (30) day period hereinafter referred to as a "Closing Extension Period") upon payment to Sellers of One Thousand ($1,000.00) Dollars per Closing Extension Period, which sum(s) will be nonrefundable and not applicable to the Purchase Price.

         3. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the respective parties.

         4. This Amendment shall be construed under and in accordance with the laws of the State of North Carolina.

         Except as herein expressly modified, all of the terms and conditions of the Purchase Agreement are hereby remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment of Agreement for the Purchase and Sale of Real Estate has been duly executed by the parties hereto the date and year first above written.

                                           PURCHASER:

                                           CHURCHILL & BANKS, LTD.
ATTEST:


Muriel A. Lanfredi
------------------
         Secretary
---------
(Corporate Seal)
                                           By:     Richard Baccari
                                                   -----------------------
                                                   CEO



                                           SELLER:

                                           CAROLINA INVESTMENT PARTNERS




                                           By:  Alton L. Smith
                                                -----------------------
                                                General Partner
                                                WALSMITH ASSOCIATES TWO





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                                               ADA CORPORATION OF NORTH CAROLINA
ATTEST:

Pamela G. Gay
-------------------------
                Secretary
----------------
(Corporate Seal)
                                           By: Donald Waltson
                                              -----------------------------
                                              Vice President




STATE OF RHODE ISLAND

COUNTY OF PROVIDENCE

I, Muriel A. Lanfredi, a Notary Public in and for the aforesaid County and State, certify that Richard P. Baccari personally came before me this day and acknowledged that (s)he is CEO of CHURCHILL & BANKS, LTD., a Rhode Island corporation, and that by authority duly given and as the act of the corporation the foregoing instrument was signed in its name by its CEO sealed with its corporate seal, and attested by its ___________ Secretary.

         Witness my hand and seal, this the 9th day of August, 1995.

                                    Muriel A. Lanfredi
                                    ---------------------------------------
                                    Notary Public

                                    My Commission Expires: 1/6/96
                                                           ------

STATE OF NORTH CAROLINA

COUNTY OF WAKE

I, Kathleen M. Sorrentino, a Notary Public in and for the aforesaid County and State, certify that Alton L. Smith, General Partner of WALSMITH ASSOCIATES TWO, General Partner of CAROLINA INVESTMENT PARTNERS, a North Carolina limited partnership, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

         Witness my hand and seal, this the 9th day of August, 1995.

                                      Kathleen M. Sorrentino
                                      ---------------------------------------
                                      Notary Public

                                      My Commission Expires: 12-17-95  (SEAL)
                                                             --------






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STATE OF NORTH CAROLINA

COUNTY OF WAKE

I, Kathleen M. Sorrentino, a Notary Public in and for the aforesaid County and State, certify that Pamela G. Gay personally came before me this day and acknowledged that (s)he is ____________ Secretary of ADA CORPORATION OF NORTH CAROLINA, a North Carolina corporation, and that by authority duly given and as the act of the corporation the foregoing instrument was signed in its name by its Vice President, sealed with its corporate seal, and attested by its ___________ Secretary.

         Witness my hand and seal, this the 9th day of August, 1995.

                                     Kathleen M. Sorrentino
                                     ---------------------------------------
                                     Notary Public

                                     My Commission Expires:  12-17-95 (SEAL)
                                                            ----------






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